EXCHANGE TRADED CONCEPTS TRUST

HULL TACTICAL US ETF

NYSE Arca Ticker: HTUS

Supplement dated January 31, 2022 to the currently effective Prospectus

This supplement provides new and additional information beyond that contained in the Prospectus for the Hull Tactical US ETF (the “Fund”) and should be read in conjunction with the Prospectus.

Effective immediately, the Fund may enter into exchange listed U.S. equity options in an effort to generate income. As a result, the following replaces in its entirety the disclosure under “Principal Investment Strategies” in the Fund Summary section of the Prospectus:

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, HTAA, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), uses various proprietary analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500® Index (the “S&P 500®”), a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers. The models deliver investment signals that the Sub-Adviser uses to make investment decisions for the Fund. Depending on the discretion of the Sub-Adviser and the investment signals delivered by the models, the Sub-Adviser takes long or short positions in the S&P 500® by allocating the Fund’s assets to one or more S&P 500500®-related instruments. When the Fund takes long positions, it may maintain long exposure of up to 200% of its net assets and, when the Fund takes short positions, its short exposure is limited to no more than 100% of its net assets. The Sub-Adviser may adjust the allocation between the Fund’s long and short positions as necessary to account for new market conditions as well as data from the models. The Fund’s positions may be adjusted at the Sub-Adviser’s discretion as model predictions and market opportunities fluctuate.

The Sub-Adviser implements the Fund’s S&P 500® investment strategy by taking positions in one or more exchange-traded funds (“ETFs”) that seek to track the performance of the S&P 500® (each an “S&P 500®-related ETF”). The Sub-Adviser may then further obtain or adjust the Fund’s long or short exposure to the S&P 500® by engaging in transactions in the following S&P 500®-related instruments:

•	entering into futures contracts on the S&P 500®;

•	buying or selling (writing) put or call options on the S&P 500® Index or on S&P 500® Index-related ETFs (together, “S&P 500® Options”);

•	investing up to 10% of its total assets in leveraged or inverse ETFs that, on a daily basis, seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500®, respectively; or

•	taking long positions or short positions, including through short sales, in one or more pooled investment vehicles designed to provide leveraged exposure to an index that measures the returns of a portfolio of monthly VIX futures contracts with a weighted average of one month to expiration.

In addition to the S&P 500®-focused strategy described above, in an effort to generate income for the Fund, the Sub-Adviser may buy and sell (write) exchange-listed put and call options on individual U.S. equity securities or on securities indices (“Equity Options”). When engaging in this strategy, the Sub-Adviser seeks to opportunistically exploit inefficiencies in the pricing of Equity Options. The Sub-Adviser’s models attempt to identify Equity Options that the market may have mispriced and deliver investment signals that alert the Sub-Adviser to sell overpriced Equity Options and purchase underpriced Equity Options. From time to time, the Fund may own the equity security underlying an Equity Option as a means of hedging the Fund’s exposure consistent with the Sub-Adviser’s strategy.

During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in Cash Instruments. The Fund may be invested in this manner for extended periods, depending on the Sub-Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Additional information relating to the S&P 500®-related instruments is included below:

Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement of the terms of the contract (i.e., payment of the gain or loss on the contract). They provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at any time during the option period. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Call and put options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may invest in leveraged or inverse ETFs on a daily basis or longer consistent with the Sub-Adviser’s views on prevailing and anticipated market conditions. In pursuing its investment objective, the Fund does not seek performance that is a specific multiple or inverse, or inverse multiple of the S&P 500®.

The Fund may invest in one or more pooled investment vehicles to gain exposure to an index that measures the returns of VIX futures contracts. VIX futures contracts are futures contracts based on the Chicago Board Options Exchange Volatility Index (the “VIX Index”). The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® as reflected by the prices of near-term S&P 500® options. The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index. Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HTU-SK-005-0100

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